LEGG MASON PARTNERS WORLD FUNDS, INC.

on behalf of

LEGG MASON PARTNERS INTERNATIONAL

ALL CAP GROWTH FUND

(the “Fund”)

Supplement Dated December 18, 2006

to

Prospectus Dated February 28, 2006

The fund’s shareholders have approved a new sub-advisory agreement with Brandywine Global Investment Management, LLC (“Brandywine” or the “sub-adviser”). As a result, the Fund’s investment strategies, benchmark and portfolio managers will change, and the fund’s name will change to “Legg Mason Partners International All Cap Opportunity Fund,” all to be effective on December 28, 2006. The following information supplements and supersedes any contrary information contained in the fund’s Prospectus.

Principal Investment Strategies

The fund will continue to invest primarily in equity securities of foreign companies. The fund, under normal circumstances, will continue to invest at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities. Brandywine emphasizes individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the sub-adviser selects investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the sub-adviser’s assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary.

In seeking individual companies for investment, the sub-adviser looks for the following:

Companies focused on long-term shareholder value creation

Companies whose valuation implied earnings growth is significantly less than their expected growth

Experienced and effective management

Effective research, product development and marketing

Competitive advantages

Strong financial condition or stable or improving credit quality

Companies that are undervalued relative to history, country, sector, and intrinsic value

Sub-adviser

Brandywine is a wholly-owned, independently operated subsidiary of Legg Mason, Inc. (“Legg Mason”) and as of September 30, 2006 manages over $32 billion in assets for approximately 670 institutional clients. Brandywine was incorporated in 1986 and was acquired by Legg Mason in 1998. Brandywine offers an array of equity, fixed income and balanced portfolios that invest in U.S., international and global markets. Brandywine changed its name to its current name in May 2006 to better reflect its growing presence in international markets, primarily in Europe, Asia, the Middle East and South Africa. Brandywine’s offices are located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

Portfolio Managers

Paul D. Ehrlichman, Sean M. Bogda and Safa R. Muhtaseb, CFA, manage the fund’s portfolio.

Mr. Ehrlichman is Managing Director and a member of Brandywine’s Executive Committee. He serves as the Chief Investment Officer and Portfolio Manager for Global and International Value Equity products and contributes his knowledge and understanding of foreign markets and companies to support the research efforts for International and Global Fixed Income products. Mr. Ehrlichman has over 22 years of investment experience, including the last 17 years with Brandywine. Mr. Ehrlichman was previously with Provident Capital Management, Inc. as Assistant Vice President and Portfolio Manager from 1984-1988, and with First

Pennsylvania Bank as a Security Analyst from 1983-1984. He earned a B.S. degree in Finance and Quantitative Analysis from LaSalle University.

Mr. Bogda is a portfolio manager and securities analyst on the Global and International Equity team. As a member of the team, Mr. Bogda is responsible for covering the Energy, Commercial Services, and Consumer Discretionary Media sectors. He contributes knowledge and experience in research of investments across countries and sectors, while contributing insights, and stock recommendations for equity portfolios managed by Brandywine. He has been a member of Brandywine for 15 years, beginning his career at as a Research Assistant in the summer of 1990. Mr. Bogda earned his B.S. in Finance from the University of Colorado, graduating Cum Laude.

Mr. Muhtaseb is a portfolio manager with the Global and International Value Equity Team. As a member of this team, he contributes knowledge and experience in research of investments across countries and sectors, while contributing insights and stock recommendations for equity portfolios managed by Brandywine. He joined the firm in September 2004 and has 21 years of industry experience. He is a Certified Financial Analyst, earned his M.B.A. in Finance from the University of Tennessee and graduated Cum Laude with his B.S. in Business Administration from Old Dominion University. Prior to joining Brandywine Global, Mr. Muhtaseb was with Goldman Sachs Asset Management as a Senior Portfolio Manager for Global and International products (2001-2004), Virginia Retirement System as Director of International Investments and Portfolio Manager for the U.S. Mid Cap Growth portfolio (1999-2001), CalPERS as an Investment Officer and Portfolio Manager (1997-1999), State of California as an Auditor (1996-1997), Safa R. Muhtaseb Real Estate Investments as the Principal and Broker (1990-1996), and Al-Othman & Al-Muhtaseb Trading Co. W.L.L. as an Investment Officer (1984-1990).

New Benchmark

The fund’s benchmark has changed to the Morgan Stanley Capital International (“MSCI”) EAFE Total Return Net Index from the MSCI EAFE Growth Index. The benchmark has changed because the MSCI EAFE universe and fundamental characteristics will better reflect the composition of the fund’s portfolio and investment strategies.

The Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Total Return Net Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

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